UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

CHARGE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2022, B W Electrical Services LLC, a New Jersey limited liability company (sometimes referred to herein as “BW Electrical”), an indirect wholly-owned subsidiary of Charge Enterprises, Inc. (sometimes referred to herein as “Charge,” “we,” “us,” “our” or similar terms) entered into a Modification of Promissory Note and Loan Agreement (the “Modification Agreement”) with Provident Bank.

The Modification Agreement modifies the amended and restated Business Loan Agreement dated June 19, 2007, and the ancillary documents referenced therein, each as amended, by and between Provident Bank, as successor-in-interest to Team Capital Bank (the “Lender”), and BW Electrical, pursuant to which the Lender has made a revolving $3,000,000 line of credit (the “Line of Credit”) available to BW Electrical. The Line of Credit is secured with a first priority lien on all of the assets of BW Electrical and by corporate guaranties of Charge and Charge Infrastructure Holdings, Inc., a wholly-owned subsidiary of Charge. Interest is payable monthly and accrues at an annual rate equal to the Wall Street Journal prime rate (4.00% as of May 31, 2022). The maturity date of the Line of Credit is August 1, 2023. The Line of Credit includes customary representation and warranties, covenants and events of default for similar types of revolving lines of credit.

As of May 31, 2022, BW Electrical had no balance outstanding on this Line of Credit.

The description above is qualified in its entirety by the Business Loan Agreement, the Promissory Note, the Commercial Security Agreement, each as amended, the Modification Agreement and the Unconditional Guarantees, which are included as Exhibits 10.1 through 10.6, inclusive, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.03.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Business Loan Agreement dated June 19, 2007 by and between B W Electrical Services LLC and Provident Bank, as amended by that Change in Terms Agreement dated August 20, 2015, that Change in Terms Agreement dated May 24, 2017, and that Change in Terms Agreement dated June 11, 2019.

10.2	Promissory Note by B W Electrical Services LLC to Provident Bank, dated September 15, 2006.
10.3	Commercial Security Agreement by and between B W Electrical Services LLC to Provident Bank, dated September 15, 2006.
10.4	Modification of Promissory Note and Loan Agreement by and between B W Electrical Services LLC and Provident Bank dated May 26, 2022.
10.5	Unconditional Guaranty of Charge Enterprises, Inc. for the benefit of Provident Bank dated May 26, 2022.
10.6	Unconditional Guaranty of Charge Infrastructure Holdings, Inc. for the benefit of Provident Bank dated May 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.
By:	/s/ LEAH SCHWELLER
Leah Schweller Chief Financial Officer Dated: June 2, 2022

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